                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

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[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                     John Hancock Variable Series Trust I
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


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                  (Name of Person(s) Filing Proxy Statement)


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    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                     JOHN HANCOCK VARIABLE SERIES TRUST I

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    OF THE MANAGED, SPECIAL OPPORTUNITIES,
                        SHORT-TERM U.S. GOVERNMENT, AND
                       INTERNATIONAL EQUITIES PORTFOLIOS

  A special Meeting of Shareholders of the Managed, Special Opportunities, Short-Term U.S. Government, and International Equities Portfolios of the John Hancock Variable Series Trust I (the "Fund") will be held at the office of John Hancock Variable Life Insurance Company, 197 Clarendon Street, Boston, Massachusetts 02117 (telephone 1-800-732-5543), at 11:00 a.m., on Monday, Apri1 27, 1998, for the following purposes:

    1. To approve changes in certain investment policies and restrictions of the Managed Portfolio that would allow it (a) to invest up to 30% of its fixed income assets in securities denominated in other than U.S. dollars;
  (b) to purchase forward currency exchange contracts, forward commitments or securities and when-issued securities; and (c) to engage in certain futures and options transactions for non-hedging as well as hedging purposes. This Proposal 1 is fully described beginning on page 3 of the attached proxy statement.

    2. To approve a change in the Special Opportunities Portfolio's sub-classification from a "non-diversified" portfolio to a "diversified" portfolio and a change in its investment policies so that it will no longer be required to maintain any specified portion of its assets in any maximum number of industries or sectors of the economy. This Proposal 2 is fully described beginning on page 6 of the attached proxy statement.

    3. To rescind the Short-Term U.S. Government Portfolio's policy of investing primarily in U.S. Government obligations with maturities of less than 5 years, and to change its investment objective to allow it to invest primarily in a more diversified portfolio of short- and intermediate-term investment-grade debt obligations. This Proposal 3 is fully described beginning on page 8 of the attached proxy statement.

    4. To approve changes in the investment objective and policies of the International Equities Portfolio and, as to related matters, to approve
  (1) an amended Investment Management Agreement, and (2) a new Sub-Investment Management Agreement with Independence International Associates, Inc. These changes will permit the Portfolio to provide investment results that correspond to the total return of the major developed international equity markets as represented by the MSCI EAFE GDP Index, a broad-based benchmark made up of more than 1000 companies in Europe and the Pacific Rim. This Proposal 4 is fully described beginning on page 10 of the attached proxy statement.

    5. To change the status of the investment objectives and policies of the Managed, Special Opportunities, Short-Term U.S. Government, and
  International Equities Portfolios so that a shareholder vote will generally no longer be required to make future changes in such investment objectives and policies. This Proposal 5 is fully described beginning on page 17 of the attached proxy statement.

  In addition, any other matters incident to the conduct of the meeting or any adjournment thereof, may be transacted at this Special Meeting.

  An owner of a variable life insurance policy or a variable annuity contract ("Owner") will be entitled to give voting instructions only if he/she was the Owner of record as of the close of business on February 27, 1998. John Hancock is soliciting votes from Owners invested in the following Portfolios with respect to the indicated matters affecting those Portfolios:

                                                                 PROPOSALS
                                                            -------------------
       PORTFOLIO                                            1.  2.  3.  4.  5.
       ---------                                            --- --- --- --- ---
Managed....................................................   X               X
Special Opportunities......................................       X           X
Short-Term U.S. Government.................................           X       X
International Equities.....................................               X   X

                                          Henry D. Shaw
                                          Chairman, Board of Trustees

Boston, Massachusetts

April 1, 1998

 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM(S) OF VOTING INSTRUCTIONS. ENCLOSED IS A VOTING INSTRUCTIONS FORM FOR EACH PORTFOLIO YOU ARE USING. PLEASE COMPLETE AND RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT

                                    GENERAL

  This proxy statement is furnished in connection with the solicitation of voting instructions by the management of John Hancock Variable Series Trust I (the "Fund") for use at the Special Meeting of the Shareholders of the Managed, Special Opportunities, Short-Term U.S. Government, and International Equities Portfolios (the "Meeting"), to be held at the offices of John Hancock Variable Life Insurance Company ("JHVLICO"), 197 Clarendon Street, Boston, Massachusetts 02117, on Monday, April 27, 1998 at a 11:00 a.m. Boston time. This solicitation is being made of all shares of each of the above-specified series (the "Portfolios") of the Fund which are attributable to the Owners' interests in John Hancock Variable Life Accounts U, V, and S; John Hancock Variable Annuity Accounts U, V and I; and John Hancock Mutual Variable Life Insurance Account UV (the "Accounts").

  The cost of printing and mailing this notice and statement and the accompanying voting instructions form and the cost of tabulating the votes will be borne by the Portfolios. In addition to solicitations by mail, a number of regular employees of JHVLICO and John Hancock Mutual Life Insurance Company ("John Hancock") may solicit voting instructions in person or by telephone; such employees will not be compensated for such services. Solicitation materials were first made available to Owners on or about April 8, 1998.

  Each Portfolio listed in the chart on the attached notice will vote on only the proposals indicated in that chart.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR 1997 AND A COPY OF ITS CURRENT PROSPECTUS DATED MAY 1, 1997, TO ANY SHAREHOLDER UPON REQUEST TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER SHOWN IN THE NOTICE ATTACHED AT THE FRONT OF THIS PROXY STATEMENT.

VOTING INSTRUCTIONS

  Although JHVLICO and its parent, John Hancock, through the Accounts, legally own all of the Fund's shares, they will vote all of such shares in accordance with instructions given by Owners of variable life insurance policies ("policies") and variable annuity contracts ("contracts"), as discussed below. For this purpose the Owner of a variable annuity contract during the period after annuity payments have commenced is the annuitant.

  Any authorized voting instructions will also be valid for any adjournment of the Meeting and will be revocable only at the direction of the Owner executing them. If an insufficient number of affirmative votes are obtained to approve any item, the Meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of those persons named in the voting instructions. Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

  Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Fund. In addition, although mere attendance at the Meeting will not revoke voting instructions, an Owner present at the Meeting may withdraw his/her voting instruction form and vote in person. JHVLICO and John Hancock will vote Fund shares in accordance with all properly executed and unrevoked voting instructions received in time of the Meeting.

  JHVLICO and John Hancock will vote the Fund shares of each Portfolio held in their respective Accounts which are attributable to the policies and contracts in accordance with the voting instructions received from the Owners participating in that Portfolio. An Account's shares in any Portfolio which are not attributable to policies or contracts or for which no timely voting instructions are received will be represented and voted by JHVLICO or John Hancock in the same proportion as the voting instructions which are received from all Owners participating in the Portfolio through that Account. Fund shares which are not attributable to policies and contracts include shares purchased with contributions made as "seed money" to the Portfolios, by JHVLICO or John Hancock.

  Please refer to Appendix A to this proxy statement if you wish additional information about the number of shares of each Portfolio that are outstanding or that are attributable to John Hancock or JHVLICO (rather than to Owners).

MAJORITY VOTE

  In order for the shareholders of any Portfolio to approve any of the proposals in this statement, the proposal must receive the favorable vote of a majority of the outstanding shares of that Portfolio. When used in this statement, a "majority of the outstanding voting shares" means the affirmative vote of more than 50% of the outstanding shares or, if it is less, 67% or more of the shares present or represented at the Meeting.

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM(S) OF VOTING INSTRUCTIONS. ENCLOSED IS A VOTING INSTRUCTION FORM FOR EACH PORTFOLIO YOU ARE USING. PLEASE COMPLETE AND RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                  PROPOSAL 1

  APPROVAL OF CHANGES IN CERTAIN INVESTMENT POLICIES AND RESTRICTIONS OF THE
                               MANAGED PORTFOLIO

  At a meeting of the Fund's Board of Trustees held on February 18, 1998, the Trustees unanimously approved the following changes in investment policies and restrictions of the Managed Portfolio:

  1. That the Portfolio no longer be entirely precluded from purchasing fixed income securities denominated in currencies other than U.S. dollars; and

  2. That the Portfolio be permitted to rely on the exceptions provided by paragraph 3(B), (C), and (E) as set out in Appendix B to this proxy statement.

These changes would be effective May 1, 1998, assuming they receive Owner approval. Accordingly, this Proposal 1 seeks such approval.

CURRENT INVESTMENT POLICY AND RESTRICTIONS

  Until now, the Managed Portfolio's investment policies have effectively precluded it from purchasing fixed income securities denominated in other than U.S. dollars.

  In addition, the fundamental investment restrictions of the Fund have precluded the Managed Portfolio from using commodities contracts or put or call options other than for certain hedging purposes as described in exception
(A) to the Fund's fundamental investment restriction 3. (The fundamental investment restrictions of the Fund are included in full in Appendix B.)

PROPOSED CHANGES

  Non-dollar debt. If Proposal 1 is adopted, the investment policy of the Portfolio will be changed to clarify that the Portfolio may purchase fixed income securities denominated in other than U.S. dollars. Specifically, the Portfolio will be permitted to invest up to 30% of its total debt investment (at the time of purchase) in securities denominated in currencies of developed countries other than the United States. (For this purpose, debt securities include convertible securities and preferred stock.)

  The inclusion of non-dollar denominated foreign debt is expected to enhance the Portfolio's returns and reduce its investment risks by diversifying interest rate exposure across 16 developed countries. Such interest rate exposure should result in lower volatility than that of a portfolio invested in only U.S. bonds. Moreover, non-dollar denominated foreign bonds have a low correlation with equity and

U.S. bond securities and therefore would be expected to reduce portfolio volatility by allowing for a higher allocation of assets to equity and U.S. debt securities without increasing portfolio risk.

  In addition, if Proposal 1 is adopted, the Fund's fundamental investment restrictions will be changed to allow the Portfolio to engage in certain options or commodities-type transactions for non-hedging as well as hedging purposes as described in exceptions (B), (C), and (E) to the Fund's fundamental investment restriction 3. These changes are primarily for the purposes discussed below.

  Management of currency exposure. First, the Portfolio's sub-investment manager desires to be better able to manage the Portfolio's exposure to currencies of different countries. This is particularly appropriate assuming, as discussed above, that the Portfolio will in future be investing in debt securities denominated in foreign currencies. In order to manage its currency exposure, the Managed Portfolio will, under this Proposal 1, be permitted to use the following techniques that are not now available to it: currency futures contracts, options on currency futures, forward currency contracts, and currency option contracts.

  Each of these types of instruments may have its own advantages and risks in particular circumstances. The sub-investment manager may use these instruments for the purpose of reducing or eliminating the risk of adverse changes in the value of a foreign currency in which securities held by the Portfolio are denominated or traded (or in any other currency that the sub-investment manager believes to be overvalued) relative to the U.S. dollar (or relative to any other currency that the sub-investment manager believes to be undervalued).

  There is no assurance, however, that such transactions will be advantageous to the Portfolio. The risk of losses to the Portfolio may be greater to the extent that, in implementing some of these currency management strategies, the Portfolio may (a) take a short position in a currency that is not covered by investments owned by the Portfolio that are denominated in or traded in that currency and/or (b) take a long position in a foreign currency and in which no investments intended to be acquired by the Portfolio will necessarily be denominated or traded. The Portfolio will not, however, use any currency management strategy that seeks to leverage the Portfolio's currency exposure.

  Management of portfolio duration. Second, the changes in fundamental investment restrictions will permit the Managed Portfolio to use interest rate futures on dollar and non-dollar government bonds for the purpose of managing the duration of its securities. Again, the use of these duration strategies should allow the Portfolio to implement the inclusion of non-dollar denominated foreign bonds into the Portfolio in a more prudent and risk-reducing manner. These strategies are not without risk, however, and there can be no assurance that they will benefit the Portfolio.

  Other effects of this Proposal 1. The primary purpose of making exceptions
(B), (C) and (E) available to the Managed Portfolio under fundamental investment restriction 3 are to enable the Portfolio to use the currency and duration management strategies discussed above. Those exceptions, however, also would permit the Portfolio to engage in the following other types of transactions which are currently foreclosed to it: writing covered put options on securities; purchasing for non-hedging purposes (as well as hedging purposes) put and call options on securities in which the Managed Portfolio is permitted to invest or on indexes comprised of such securities; writing covered put and call options on indexes composed of securities in which the Portfolio is permitted to invest; using options traded over-the-counter in the U.S. or on foreign exchanges; using futures contracts on securities or on market indexes, and options on such futures contracts, for non-hedging purposes (as well as for hedging purposes); and purchasing securities on a delayed delivery, forward commitment or when-issued basis.

  Some of these techniques involve elements of leverage and significant risks, depending on how they are used and how much of a Portfolio's assets are committed to them. When the Managed Portfolio was established in 1986, it was less common for mutual funds to have broad authority to engage in these types of transactions. Since then, such authority has become more common, and indeed has been given to most of the more recent Portfolios that the Fund has established. Because the Managed Portfolio invests in a particularly broad spectrum of securities, moreover, the range of possible uses for options, futures and the like is quite broad. This Proposal 1 would bring the Managed Portfolio's authority in this regard into line with that of the more recently-created Portfolios so that the sub-investment manager may take advantage of any of these techniques that it believes are in the Portfolio's interest without the delay and expense to the Portfolio of any further vote of its Owners.

TRUSTEES' RECOMMENDATION

  The Board of Trustees has determined that the above-described changes to fundamental investment policies and restrictions of the Portfolio are in the best interests of the Fund and the Owners of the Managed Portfolio.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE MANAGED PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR THIS PROPOSAL 1.

                                  PROPOSAL 2

  APPROVAL OF CHANGES IN THE INVESTMENT PROGRAM OF THE SPECIAL OPPORTUNITIES
                                   PORTFOLIO

  At a meeting of the Fund's Board of Trustees held on February 18, 1998, the Trustees unanimously approved significant changes to the investment program of the Special Opportunities Portfolio. These changes will become effective May 1, 1998, if the Owners of the Portfolio approve this Proposal 2.

  Under this proposal, the Portfolio's name will be changed to "Diversified Mid Cap Growth Portfolio." The principal changes to the investment program will (a) make the Portfolio's investments more diversified among the industries and individual companies in which the Portfolio invests and (b) reduce the degree to which evaluations of the relative attractiveness of various economic sectors influence the Portfolio's investment decisions.

  In order to make these changes, however, the Owners of the Special Opportunities Portfolio must approve:

  1. A change in the Portfolio's subclassification under the Investment Company Act of 1940 from "non-diversified" to "diversified"; and

  2. A change in the Portfolio's fundamental investment policies so that it will no longer be required to maintain any specified portion of its assets in any maximum number of industries or sectors of the economy.

This Proposal 2, therefore, requests that the Owners approve these changes, as discussed further below.

CURRENT INVESTMENT PROGRAM

  The Special Opportunities Portfolio is currently classified as a "non-diversified" portfolio. As such, it may invest more than 5% of its assets in one issuer and purchase more than 10% of the voting securities of any one issuer. The current investment policies of the Portfolio provide that, under normal circumstances, at least 90% of the Portfolio's equity investments will be in the equity securities of issuers in five or fewer economic sectors.

PROPOSED CHANGES

  If this Proposal 2 is approved, the Portfolio will be reclassified as a diversified portfolio and, as such, will be required, with respect to 75% of the value of its total assets, to invest no more than 5% of its assets in any one issuer and purchase no more than 10% of the voting securities of any one issuer. This requirement is more fully spelled out in the Fund's fundamental investment restriction 10 that is included in Appendix B to this proxy statement.

  Also, the investment policies of the Portfolio will be changed to provide that at least 65% of the Portfolio's assets will be invested, under normal circumstances, in equity securities of medium capitalization ("mid cap") companies.

  The Portfolio has historically invested in mid cap growth companies. Thus, the Fund has in fact been offering two non-diversified mid cap growth portfolios: Special Opportunities and Mid Cap Growth. The proposed changes in the Portfolio will add a new investment choice: a diversified mid cap growth portfolio. Under the new diversified strategy, the Portfolio is expected initially to consist of about 100 securities. During a down market environment, diversified portfolios tend to be less volatile than non-diversified portfolios. A diversified strategy does not, however, protect an investor from the risk of loss from an overall decline in financial markets. At times, a diversified strategy may underperform a non-diversified strategy but, over the long run, the diversified strategy should provide investors with a more conservative mid cap growth choice.

TRUSTEES' RECOMMENDATION

  The Board of Trustees has determined that the above-described changes to the classification and investment policies of the Portfolio are in the best interests of the Fund and the Owners of the Special Opportunities Portfolio.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE OWNERS OF THE SPECIAL OPPORTUNITIES PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR THIS PROPOSAL 2.

                                  PROPOSAL 3

     APPROVAL OF CHANGES IN THE INVESTMENT PROGRAM OF THE SHORT-TERM U.S.
                             GOVERNMENT PORTFOLIO

  At a meeting of the Fund's Board of Trustees held on February 18, 1998, the Trustees unanimously approved significant changes to the investment program of the Short-Term U.S. Government Portfolio. These changes will become effective May 1, 1998, if the Owners of the Portfolio approve this Proposal 3.

  Under the proposal, the Portfolio's name will be changed to "Short-Term Bond Portfolio." The principal changes to the investment program will permit the Portfolio to invest in debt securities other than U.S. Government securities, including debt issued by U.S. corporate issuers, dollar-denominated debt issued by foreign entities, and within limits, non-investment grade debt.

  In order to make these changes, however, the Owners of the Short-Term U.S. Government Portfolio must approve:

  1. A change in the Portfolio's investment objective, which then will be:
     "to provide a high level of current income consistent with a low degree of share price fluctuation through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations"; and

  2. The rescission of the Portfolio's policy of investing primarily in U.S. Government obligations with maturities of five years or less.

This Proposal 2, therefore, requests that the Owners approve these changes, as discussed further below.

CURRENT INVESTMENT POLICY AND RESTRICTIONS

  The current investment objective of the Portfolio is to provide a high level of current income consistent with the maintenance of principal, through investment in a portfolio of short-term U.S. Treasury securities and U.S. Government agency securities. To achieve this objective, the Portfolio invests only in U.S. Government securities with maturities of five years or less.

PROPOSED CHANGES

  If this Proposal 3 is approved, the investment objective of the Portfolio will be changed to provide that the Portfolio will invest primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations. Under normal market conditions, (a) at least 65% of the Portfolio's total assets will be invested in debt obligations, such as corporate and U.S. Government debt obligations, (b) the Portfolio's average maturity will be between one and three and one-half years, and (c) securities that are below "investment grade" will not equal more than 20% of the Portfolio's net assets. Under normal conditions, the Portfolio will be permitted to invest up to 25% of its net assets in foreign securities if they are payable in U.S. dollars. The Portfolio will also be allowed to invest in, among other things, convertible debt, preferred and convertible preferred stock, and similar securities and in restricted securities eligible for resale to institutional investors pursuant to Rule 144A under the Securities Act of 1933.

  As currently positioned, the Portfolio is suitable for investors seeking to enhance their income and returns above those available from money market portfolios. In low interest rate environments, the higher returns are attractive. In rising interest rate environments, a short-term portfolio offers greater stability and defensive characteristics than a longer maturity bond account. The Portfolio is currently very similar to the Money Market Portfolio, given the short-term maturity and high-quality credit characteristics of the two Portfolios.

  If Proposal 3 is adopted, the Portfolio will provide investors with the opportunity for enhanced income and return above those currently available under the Portfolio, by investing primarily in higher yielding short-term corporate debt securities. This results from the enhanced flexibility to invest in securities with longer maturities and/or that are issued by non-U.S. Government issuers. Some of these securities involve greater risk of loss and volatility than those in which this Portfolio currently is permitted to invest.

  At the same time, this Proposal would generally limit the average maturity of the Portfolio as a whole to three and one-half years or less. This will ensure that the Portfolio's short-term character is preserved. Accordingly, John Hancock expects any incremental yield to be achieved without an unacceptable level of additional risk because, among other things, a significant component of return for a short-term bond portfolio is expected to be yield and not price fluctuation.

  With its revised investment objective, the Portfolio will be considered suitable for investors who are willing to accept some fluctuation in principal to pursue a higher level of income than is generally available from money market securities.

TRUSTEES' RECOMMENDATION

  The Board of Trustees has determined that the above-described changes to the investment program of the Portfolio are in the best interests of the Fund and the Owners of the Short-Term U.S. Government Portfolio.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE OWNERS OF THE SHORT-TERM U.S. GOVERNMENT PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF THIS PROPOSAL 3.

                                  PROPOSAL 4

  APPROVAL OF CHANGES IN THE INVESTMENT PROGRAM OF THE INTERNATIONAL EQUITIES
                                   PORTFOLIO

  At a meeting of the Fund's Board of Trustees held on February 18, 1998, the Trustees unanimously approved a proposal by John Hancock to create an International Equity Index Portfolio for the Fund. At that meeting, the Board also unanimously approved the terms of the investment management and sub-investment management arrangements for such a Portfolio. These are discussed below under "Approval of New Investment Advisory Arrangements." By resolution dated as of March 24, 1998, the Trustees also approved a proposal by John Hancock that the new Portfolio be created by converting the International Equities Portfolio to an index-based Portfolio.

  Making such a conversion, however, requires that this Portfolio's Owners approve the new investment advisory arrangements, as well as certain changes in the Portfolio's investment objectives, policies, and restrictions (as discussed below under "Approval of Conforming Changes to the Portfolio's Investment Policies and Restrictions"). Accordingly, this Proposal 4 seeks those approvals.

DESCRIPTION OF PROPOSED CHANGES IN THE INTERNATIONAL EQUITY PORTFOLIO'S INVESTMENT PROGRAM

  If this proposal is approved, the Portfolio's name will be changed to the "International Equity Index Portfolio." As such, its investment objective would be to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI EAFE GDP Index. This is the Gross Domestic Product Weighted Morgan Stanley Capital International Europe, Australasia and Far East (Free) Index, which is a broad-based benchmark made up of more than 1,000 companies in Europe and the Pacific Rim. The MSCI EAFE GDP Index is constructed by Morgan Stanley Capital International, which chooses countries commonly known as "developed" markets and weights them in the index based on their respective gross domestic products (GDP). Within each country, stocks are weighted by their market capitalization. Most of the largest companies listed on each country's stock exchange, by market value, are included in the MSCI EAFE GDP Index for diversification purposes.

  The Portfolio would attempt to track the capital appreciation and dividend income of the Index by investing in a representative portion of the stocks which matches as closely as possible the characteristics of the stocks which comprise the Index. The Portfolio would also invest in stock index futures. The Portfolio's ability to track the performance of the Index would depend to some extent on the size and timing of cash flows into and out of the Portfolio, as well as on the level of the Portfolio's expenses, and the capability of the sub-investment manager to select a representative sample of the securities included in the Index.

  The Portfolio would expect to invest substantially all of its assets in equity securities within its investment objectives and policies at all times. Accordingly, the Portfolio might carry more risk in times of declining markets than Portfolios that are more likely to adopt a defensive investment posture in such circumstances by reallocating their assets in a manner different from that contemplated by their primary investment objective and policies.

  The Portfolio could invest up to 20% of its net assets at time of purchase in securities of emerging international markets, such as Mexico, Chile and Brazil. This may entail greater risk of loss than investing in more developed markets.

  MSCI EAFE GDP Index is the exclusive property of Morgan Stanley & Co., Incorporated and is a registered service mark of Morgan Stanley Capital International. Those organizations do not sponsor and are not in any way affiliated with the Fund.

REASONS FOR THE PROPOSAL

  Since its inception, the International Equities Portfolio has sought to achieve its investment objectives by actively managing a portfolio normally invested in equity securities of issuers around the world. The expenses of operating an actively managed portfolio, however, are substantially greater than the expenses of operating a passively managed portfolio (such as one designed to correspond, to the extent feasible, to the investment results of a recognized securities index). This disparity in expenses is even greater in the case of a portfolio comprised largely of securities of foreign companies, principally due to increased complexity of foreign investment management. Thus, for example, the Portfolio's estimated operating expenses under its current investment program would be approximately 0.79% of average net assets, while similar expenses for the Portfolio as it would be operated if this Proposal 4 is approved, would be approximately 0.43%. Lower costs plus an index-based strategy should provide a substantial measure of protection against performance less favorable than that of the general market as represented by the MSCI EAFE GDP.

  In addition, the performance of the Portfolio has not been sufficiently strong, in the Trustees' view, to justify the additional expense of an actively-managed portfolio. Thus, for the five-year period ending December 31, 1997, the Portfolio's average annual total return was 7.63%, compared to the 13.19% average annual total return reflected in the MSCI EAFE GDP Index over that same period.

APPROVAL OF NEW INVESTMENT ADVISORY ARRANGEMENTS

  In order to implement the changes discussed above, the Board of Trustees determined that it would be in the best interests of Owners to (1) reduce the investment advisory fees to be paid to John Hancock for its services in managing the Portfolio, and (2) to replace the Portfolio's current sub-investment manager. Accordingly, Owners are asked in this Proposal 4 to approve the current Management

Agreement between John Hancock and the Fund that relates to the Portfolio, as amended to reflect such fee reduction, and to approve a new Sub-Investment Management Agreement with Independence International Associates, Inc.

  Information about John Hancock and Independence International Associates, Inc. John Hancock, a registered investment adviser under the Investment Advisers Act of 1940, began providing investment advice to investment companies in 1972 when it organized a management-type separate account that invested primarily in common stocks. Total assets under management by John Hancock and its subsidiaries as of December 31, 1997, amounted to over $116 billion, of which over $62.4 billion was owned by John Hancock. Although John Hancock performs investment advisory services for other separate accounts and advisory clients, none of these are a registered investment company. John Hancock does provide investment advisory services to other Portfolios of the Fund; however, none of these Portfolios has an investment objective similar to that of the International Equities Portfolio as it is proposed to be amended by this Proposal 4.

  Independence International Associates, Inc. ("International"), a Delaware Corporation, is a registered investment adviser and an indirect wholly-owned subsidiary of John Hancock. International manages approximately $2 billion of international stocks for various clients. International's address is 53 State Street, Boston, Massachusetts 02109. The International Equity Index Portfolio will be managed using a team approach for the day-to-day management of the Portfolio. Norman H. Meltz and David P. Nolan lead the portfolio management team. Both joined International in October, 1996, when a subsidiary of John Hancock purchased International, formerly Boston International Advisers, Inc. Mr. Meltz is a Senior Vice President and senior portfolio manager for a number of institutional portfolios. He has analyzed and managed equity portfolios since 1981. Mr. Nolan, Vice President, has analyzed and managed international portfolios since 1994.

  International currently provides sub-investment advice to another registered investment company with an investment objective substantially similar to that contemplated by this Proposal 4. The following information is provided with respect to that investment advisory arrangement:

                        NET ASSETS AS OF
NAME OF FUND            DECEMBER 31, 1997      SUB-ADVISORY FEE LEVEL
------------            ----------------- ---------------------------------
                                           (AS A PERCENTAGE OF NET ASSETS)
Banc One International    $473,752,552     0.275% of the first $ 10,000,000
 Equity Fund                                0.225% of the next $ 15,000,000
                                            0.195% of the next $ 25,000,000
                                            0.125% of the next $ 50,000,000
                                          0.06% of assets over $100,000,000

  The names of the directors and the principal executive officers of John Hancock, and of International, together with their addresses and principal occupations, are given in Appendix C to this proxy statement. Appendix C also contains additional information about International's direct and indirect parents.

  Current Investment Advisory Arrangements. John Hancock serves as the investment adviser for the International Equities Portfolio pursuant to a Management Agreement between the Fund and John Hancock dated April 12, 1988. That Agreement was last approved by Owners on April 14, 1997, to implement an amendment thereto reallocating certain expenses between the Fund and John Hancock. The terms of the Management Agreement, as currently in effect, are summarized in Appendix D to this proxy statement. For the fiscal year ended December 31, 1997, the International Equities Portfolio paid advisory fees to John Hancock pursuant to the Management Agreement of $968,010. If the amendment to the Management Agreement set forth in this Proposal 4 had been in effect for that period, the advisory fees paid to John Hancock would have been $274,528 -- a reduction of $639,482, or 72% from the advisory fees actually paid. Day-to-day portfolio management and certain recordkeeping services are currently provided under contracts dated April 12, 1988, with John Hancock Advisers, Inc. ("Advisers") and John Hancock Advisers International Limited ("International Advisers"), as sub-investment managers. Advisers and International Advisers are indirect wholly-owned subsidiaries of John Hancock.

  Proposed Changes. If this Proposal 4 is approved, the current Management Agreement will be amended to reduce the advisory fees paid to John Hancock to the following levels, expressed as a percentage of the Portfolio's average daily net assets: .18% of the first $100 million; .15% of the next $100 million; and .11% of any excess.

  In addition, if this Proposal 4 is approved, (1) the current Sub-Investment Management Agreements with Advisers and International Advisers will be terminated effective April 30, 1998, and (2) the Fund, John Hancock, and International will, effective May 1, 1998, enter into a new Sub-Investment Management Agreement the form of which is reproduced in Appendix E to this proxy statement. The principal difference between the substance of the current Sub-Investment Management Agreements with Advisers and International Advisers and the proposed new Sub-Investment Management Agreement with International is that the fee that John Hancock will pay for sub-investment management services is lower. (The new sub-investment management fee will be .125% of the Portfolio's first $100 million of average daily net assets, .10% of the next $100 million, and .06% on any excess.) These amounts are paid solely by John Hancock, however, and are not the responsibility of the Fund or this Portfolio.

  Basis of Trustees' Recommendation. In connection with the Trustees' meeting on February 18, 1998, John Hancock communicated to the Trustees the above-discussed reasons why it believes the amended Management Agreement and the new Sub-Investment Management Agreement with International should be approved. Also, prior to the meeting, the Trustees requested information from John Hancock that might bear on the fairness or reasonableness of the terms of these Agreements. John Hancock and/or the sub-investment manager provided a considerable amount of such information to the Trustees in advance of the meeting; and additional information was provided at the meeting.

  In connection with their deliberations and gathering of information, the Trustees were represented and advised by a law firm that the Fund has retained as special counsel. Such counsel advised the Trustees that, in addition to the information discussed above, the Trustees could take account of any other information provided to the Trustees in the course of their services as such (notwithstanding that such other information was not repeated at the February 18, 1998 meeting).

  Having been presented with all of the foregoing reasons and information, the Trustees judged the proposed changes in the investment advisory arrangements for the International Equities Portfolio to be in the best interest of the Fund and the Owners of the Portfolio under all the circumstances.

APPROVAL OF CONFORMING CHANGES TO THE PORTFOLIO'S INVESTMENT POLICIES AND RESTRICTIONS

  In addition to changing the Portfolio's investment objective, as discussed above, a vote to approve this Proposal 4 will also constitute a vote to approve certain related changes in the Portfolio's current investment restrictions. These changes would conform the Portfolio's investment restrictions to those that in general apply to most of the Fund's more recently-created Portfolios (including both of its other index-based portfolios). In particular, the Portfolio would be permitted to use certain investment techniques that are currently prohibited to it in the absence of Owner approval.

  John Hancock and International believe that engaging in certain of these techniques may permit a material reduction in any divergence between the Portfolio's performance and that of the MSCI EAFE GDP Index. Although engaging in these transactions involves certain risks, the Portfolio would do so only when the sub-investment manager believes that more (rather than less) precise tracking of the Index is likely to result.

  It is not possible to forecast precisely which of these activities the Portfolio may find most useful. This is because of the wide variety of markets and market conditions in which the Portfolio will invest and the evolving nature of accepted portfolio management strategies generally, as well as possible variations over time in the approaches followed by particular portfolio managers. Also, a transaction that has a relatively small impact on the Portfolio's overall investment results may, nevertheless, materially impact how closely the Portfolio tracks the MSCI EAFE

GDP Index. For this reason, certain investment techniques that may have been of relatively little importance up to now, may become more important as a result of this Portfolio's change to an index-based Portfolio. Specifically, this Proposal No. 4 would permit the following techniques:

  Lending of Portfolio securities. Under this Proposal 4, the Portfolio would be permitted to lend some of its portfolio securities for the purpose of earning additional income for the Portfolio. This is a common portfolio management practice; and any such loans will be collateralized in a way that satisfies the sub-investment manager that any risk to the Portfolio is minimal. This change is reflected in revised fundamental investment restriction 2 that is set forth in Appendix B of this proxy statement.

  Management of currency exposure. This Proposal 4 will permit this Portfolio to use the same currency management techniques as described under "Management of currency exposure" in Proposal 1 above for the Managed Portfolio. John Hancock believes that this authority may be even more important for this Portfolio than for the Managed Portfolio, because this Portfolio can be expected to have greater exposure to foreign securities and to a larger number of foreign currencies than will the Managed Portfolio. The changes that broaden this Portfolio's currency management strategies are reflected in exceptions (A)(iii), (B), (C)(ii), and (E) to fundamental investment restriction 3 as set forth in Appendix B to this proxy statement.

  Other option and commodity-type transactions. This Proposal 4 also will permit this Portfolio to engage in the following other types of transactions that are currently foreclosed to it: writing covered put and call options on securities that the Portfolio owns or on indexes composed of securities in which the Portfolio is permitted to invest; purchasing put and call options for either hedging or non-hedging purposes on securities in which the Portfolio is permitted to invest or on indexes composed of such securities; using futures contracts on securities or on market indexes, or options on such futures contracts, for both hedging or non-hedging purposes; and purchasing securities on a delayed delivery, forward commitment or when-issued basis. The changes that permit these types of transactions are reflected in exceptions
(A), (B), (C) and (E) to fundamental investment restriction 3 as set forth in Appendix B to this proxy statement. In order to achieve its goal of tracking the performance of the MSCI EAFE GDP Index as closely as possible, it will be important for the Portfolio, under normal market conditions, to remain relatively fully-invested and to minimize its transaction costs in adjusting its investment exposure based on actual or anticipated cash flows. Certain of the techniques referred to in this paragraph may be of particular use to the Portfolio for those purposes.

  Borrowing from banks. As reflected in fundamental investment restriction 5, as set forth in Appendix B to this proxy statement, this Proposal 4 would increase the amount that the Portfolio could borrow from banks. The increased maximum would be 10% of the Portfolio's total assets (rather than the current 5%). This additional borrowing authority could be particularly useful to the Portfolio in maintaining a relatively fully-invested position as mentioned above. For example, this enhanced borrowing authority may permit the Portfolio to minimize any cash reserves that might otherwise be needed to meet share redemption requests. Any bank borrowings would be only for temporary purposes, however, and the Portfolio would not make any new investments at any time when such borrowings exceed 5% of its total assets.

  Illiquid securities. This Proposal 4 would also eliminate a current restriction that prohibits this Portfolio, absent Owner approval, from investing in repurchase agreements maturing in more than seven days, other restricted securities, or other securities that are not directly marketable if the total of all such securities owned by the Portfolio would exceed 10% of its assets. This restriction was put in place at a time when the SEC imposed a maximum of 10% on fund ownership of illiquid securities. Now the SEC-imposed limit is 15%. In order to be able to adjust more easily to such administrative changes, and to provide enhanced flexibility, relatively few mutual funds now make their policy on illiquid securities "fundamental." If this Proposal 4 is approved, this Portfolio, similarly, would have no "fundamental" policy about illiquid investments and therefore could change its practices in this regard from time to time without a vote of Owners (or any expense or delay that such a vote might involve).

  Nevertheless, in conformity with the current SEC position mentioned above, the Portfolio intends for the foreseeable future to observe a 15% limit on its illiquid securities, as a non-fundamental policy. Given the relative stability of Owners' allocations to the Fund's Portfolios, John Hancock does not believe that increasing the maximum amount of illiquid securities from 10% to 15% is likely to have any adverse impact on the Portfolio's ability to meet redemption requests on a timely basis. Moreover, increasing the limit could in at least some, perhaps unlikely, circumstances materially enhance the Portfolio's ability to be invested in ways that match the MSCI EAFE GDP index or reduce transaction costs that otherwise might arise from the need to dispose of illiquid securities.

TRUSTEES' RECOMMENDATION

  The Board of Trustees has determined that the proposed changes to the investment objective, investment policies, and investment restrictions, the proposed amendment to the Fund's Management Agreement with John Hancock, and the proposed Sub-Investment Management Agreement with International are in the best interests of the Fund and the Owners of the International Equities Portfolio.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE INTERNATIONAL EQUITIES PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF THIS PROPOSAL 4.

                                  PROPOSAL 5

                       APPROVAL TO MAKE NON-FUNDAMENTAL
                   THE INVESTMENT OBJECTIVES AND POLICIES OF
                      THE MANAGED, SPECIAL OPPORTUNTIES,
                        SHORT-TERM U.S. GOVERNMENT, AND
                       INTERNATIONAL EQUITIES PORTFOLIOS

  The Trustees have unanimously approved a proposal to make "non-fundamental" the investment objectives and certain investment policies of the Managed, Special Opportunities, Short-Term U.S. Government, and International Equities Portfolios. This means that future changes in these objectives and policies could be made without the approval of Owners who participate in these Portfolios. However, John Hancock has advised the Trust that neither it nor the sub-investment manager of any of these Portfolios is currently planning any such change, except the changes proposed in Proposals 1 through 4 of this proxy statement.

  For a complete description of the current investment objective and policies of each of the Portfolios that are the subject of this Proposal 5, please consult the Fund's prospectus under the caption "Investment Objectives and Policies." (If you wish to obtain a copy of the Fund's current prospectus, free of charge, please direct your request to the address or telephone number given in the Notice of Special Meeting to which this proxy statement is attached.)

  However, if such a change were to occur, shareholders would not have a legal right to approve or disapprove such change.

REASONS FOR PROPOSED CHANGES

  The investment objectives and policies for these Portfolios, as described in the Fund's prospectus under the caption cited-above are currently classified as "fundamental." A fundamental investment objective or policy may be changed only by a vote of the Portfolio's Owners. Under the Investment Company Act of 1940, however, a Portfolio's investment objective and such policies are not required to be classified as fundamental.

  The Trustees of the Fund have approved the reclassification from fundamental to non-fundamental of each Portfolio's investment objective and policies in order to provide the sub-investment managers with enhanced investment flexibility to respond to market, industry, or regulatory changes. A Portfolio's non-fundamental investment objective or policy may be changed at any time without approval of the Portfolio's Owners.

  In former years, it was common practice for many of a mutual fund's investment objectives and policies to be made "fundamental" even though they are not required to be. This has grown increasingly inconvenient, however, as the pace of innovation in the investment markets has accelerated. Accordingly, the practice in the mutual fund industry has increasingly been to keep to a minimum the number of investment objectives and policies that are designated as fundamental. Indeed, that is the approach that has been followed with the Fund's own more recently created Portfolios.

  Furthermore, as new Portfolios have been added to the Fund in recent years, it has been desirable to adjust the investment objectives and policies of some of the older Portfolios in an effort to preserve the best overall "mix" of investment options. Moreover, when a change is made that requires Owner approval, the Fund normally pays the cost of seeking such approval. Therefore, to the extent that this Proposal 5 obviates the need for some such future approvals, Owners will reap the benefit of the cost savings.

TRUSTEES' RECOMMENDATION

  The Board of Trustees has determined that the proposal to make non-fundamental the investment objectives and policies of the Managed, Special Opportunities, Short-Term U.S. Government, and International Equities Portfolios is in the best interests of the Fund and the Owners of those Portfolios.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE MANAGED, SPECIAL OPPORTUNITIES, SHORT-TERM U.S. GOVERNMENT AND INTERNATIONAL EQUITIES PORTFOLIOS GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF THIS PROPOSAL 5.

                                                                     APPENDIX A

                         RECORD DATE AND VOTING SHARES

  As of the close of business on February 27, 1998 ("the record date"), the following shares were outstanding:

NAME OF                                                               NUMBER OF
PORTFOLIO                                                              SHARES
---------                                                            -----------
Managed............................................................. 195,249,157
Special Opportunities...............................................  13,406,019
Short-Term U.S. Government..........................................   5,423,092
International Equities..............................................   9,953,120

  Each Fund share is entitled to one vote, and fractional votes will be counted.

  The number of Fund shares attributable to each Owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the Meeting, a policy's cash (or account) value (less any outstanding indebtedness) in the corresponding subaccount of the applicable Account by the net asset value of one share in the corresponding Fund Portfolio which the assets of the subaccount are invested.

  The number of Fund shares attributable to each Owner of a variable annuity contract ("contract") is determined by dividing, as of the record date of the Meeting, the value of the Accumulation Shares under a contract (or for each contract under which annuity payments have commenced, the contract reserves) in the corresponding subaccount of the applicable Account by the net asset value of one share in the corresponding Fund Portfolio in which the assets of the subaccount are invested.

  As of the close of business on February 27, 1998, JHVLICO and John Hancock had in the aggregate the following numbers of shares representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to policies and contracts:

NAME OF                                            NUMBER OF PERCENTAGE OF TOTAL
PORTFOLIO                                           SHARES   SHARES OUTSTANDING
---------                                          --------- -------------------
Managed...........................................       0            0
Special Opportunities.............................  59,948           .40%
Short-Term U.S. Government........................  61,633          1.10%
International Equities............................  61,597           .60%

                                                                     APPENDIX B

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

Underscored text is new; bracketed text has been deleted.

  No Portfolio will:

    (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust or an interest in a pool of real estate mortgage loans is not treated as an interest in real estate.

    (2) Make loans, other than through the acquisition of obligations in which the Portfolio may invest consistent with its objective and investment policies, except that the Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, [Special Opportunities] Diversified Mid Cap
                                                     -------------------
  Growth, Small Cap Value, Small Cap Growth, International Balanced,
  ------
  International Equity Index, International Opportunities, Short-Term [U.S.
  --------------------------
  Government] Bond, and Strategic Bond Portfolios may lend portfolio
              ----
  securities not having a value in excess of 33 1/3% of the Portfolio's total assets.

    (3) Invest in commodities or in commodity contracts or in puts, calls or a combination of both, except that

      (A) the Managed, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, [Special Opportunities] Diversified
                                                           -----------
    Mid Cap Growth, Small Cap Value, Small Cap Growth, International
    --------------
    Balanced, International Equity Index, International Opportunities,
              --------------------------
    Short-Term [U.S. Government] Bond, and Strategic Bond Portfolios may
                                 ----

        (i) write call options on, and purchase put options covered by, securities held by them and purchase and sell options to close out positions thus established, provided that no such covered call or put option position will be established in the Large Cap Growth [and
      Managed] Portfolio if more than one-third of the Portfolio's total assets would immediately thereafter be subject to such call and put options,

        (ii) purchase options on stock indexes and write such options to close out positions previously established, and

        (iii) enter into financial futures contracts or purchase options on such contracts, and effect offsetting transactions to close out such positions previously established; provided that,
      (a) as to the Large Cap Value, [Managed,] Large Cap Growth, Mid Cap Value, and Small Cap Value Portfolios, no position in financial futures, options thereon or options on securities indexes will be established if, immediately thereafter, the then-current aggregate value of all securities owned or to be acquired by the Portfolio which are hedged by such instruments exceeds one-third of the value of its total assets and (b) as to such Portfolios and as to the Equity Index and International Opportunities Portfolios, no futures position or position in options on futures will be established if, immediately thereafter, the total of the initial margin deposits required by commodities exchanges with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the Portfolio's total assets;

      (B) with respect to the Managed, Equity Index, Large Cap Value, Mid
                              -------
    Cap Value, Mid Cap Growth, [Special Opportunities], Diversified Mid
                                                        ---------------
    Cap Growth, Small Cap Value, Small Cap Growth, International
    ----------
    Balanced, [International Equities,] International Equity Index,
                                        --------------------------
    International Opportunities, Short-Term [U.S. Government] Bond,
                                                              ----
    Sovereign Bond, and Strategic Bond Portfolios, forward foreign exchange contracts, forward commitments, and when-issued securities are not deemed to be commodities or commodity contracts or puts or calls for the purposes of this restriction;

      (C) the Managed, Mid Cap Growth, [International Equities,]
              -------
    Diversified Mid Cap Growth, Small Cap Growth, International Balanced,
    --------------------------
    International Equity Index, Short-Term [U.S. Government] Bond, and
                                                             ----
    Strategic Bond, and High Yield Bond Portfolios may, in addition to the activities permitted in (A) and (B) above,

        (i) write put and call options on securities and market indexes, if such positions are covered by other securities or outstanding put and call positions of the Fund and purchase put and call options to close out any positions thus established, and

        (ii) enter into futures contracts on securities or market indexes, or purchase or write put or call options on such futures contracts, for hedging or speculative (non-hedging) purposes, and enter into offsetting transactions to close out any positions thus established; provided that none of these Portfolios may purchase, sell or write such futures or options other than for bona fide hedging purposes if immediately thereafter the Portfolio's margin deposits on such non-hedging positions, plus the amount of premiums paid for outstanding options on futures contracts, that are not for bona fide hedging purposes, less any amount by which any such option is "in the money" at the time of purchase, exceeds 5% of the market value of the Portfolio's net assets;

      (D) the Sovereign Bond Portfolio may enter into futures contracts and purchase or write options thereon to the same extent as is permitted in (C), above, with respect to the Portfolios listed therein; and

      (E) the Managed, Equity Index, Large Cap Value, Mid Cap Value, Mid
              -------
    Cap Growth, International Balanced, International Equity Index,
                                        --------------------------
    International Opportunities, and Strategic Bond Portfolios may purchase or write put or call options on foreign currencies, may purchase put or call options on securities, and may enter into closing transactions with respect to any of such options.

    (4) Engage in the underwriting of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired.

    (5) Borrow money, except from banks as a temporary measure where such borrowings would not exceed 5% of the market value of total assets of the Portfolio as of the time each such borrowing is made, or 10% as to the
                                                        ----------------
  International Equity Index Portfolio, subject to a non-fundamental policy
  -------------------------------------------------------------------------
  that the Portfolio will not make additional investments at any time when
  ------------------------------------------------------------------------
  such borrowings plus any amounts payable by the Portfolio under reverse
  -----------------------------------------------------------------------
  repurchase agreements exceed 5% of that Portfolio's total assets.
  -----------------------------------------------------------------

    (6) Except as set forth herein as to the Managed, [Special Opportunities,] Diversified Mid Cap Growth, [International Equities,]
                  --------------------------
  Short-Term [U.S. Government] Bond, and Sovereign Bond Portfolios, neither
                               ----
  such portfolios, nor the Growth & Income, Large Cap Growth, Real Estate Equity, or Money Market Portfolios may purchase securities which are subject to legal or contractual delays in or restrictions on resale. The Managed and Sovereign Bond Portfolios may, however, purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the securities Act of 1933, subject to a nonfundamental restriction limiting all illiquid securities held by each Portfolio to not more than 15% of the Portfolio's net assets.

    (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or effect a short sale of any security. Neither the use of futures contracts as permitted by restriction (3), above nor the use of option contracts as permitted by restriction (3) above, shall be deemed to be the purchase of a security on margin.

    (8) Invest for the purpose of exercising control over or management of any company.

    (9) Unless received as a dividend or as a result of an offer of exchange approved by the Securities and Exchange Commission or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Portfolio would immediately thereafter own

  (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Portfolio's total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Portfolio's total assets, or (d) together with investment companies having the same investment adviser as the Portfolio (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company. A real estate or mortgage investment trust is not considered an investment company. This restriction does not apply to the Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Small Cap Growth International Balanced, International Opportunities, or Strategic Bond Portfolios.

    (10) Purchase securities of any issuer, if (a) with respect to 75% of the market value of its total assets, more than 5% of the Portfolio's total assets taken at market value would at the time be invested in the securities of such issuer, unless such issuer is the United States Government or its agency or instrumentality, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. This restriction shall not apply to the [Special Opportunities,] Mid Cap Growth or International Balanced Portfolios.

    (11) Issue senior securities. For the purposes of this restriction, the following shall not be deemed to be the issuance of a senior security: the use of futures contracts as permitted by restriction 3, above; the use of option contracts as permitted by restriction 3, above; and the use of foreign currency contracts.

  The Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, [Special Opportunities,] Diversified Mid Cap Growth, Small Cap Value, Small Cap Growth,
                --------------------------
International Balanced, [International Equities,] International Equity Index,
                                                  --------------------------
International Opportunities, Short-Term [U.S. Government] Bond, Sovereign Bond
                                                          ----
and Strategic Bond Portfolios will not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Portfolio's investments in such industry would exceed 25% of its total assets taken at market value. For the purpose of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. In conformity with its understanding of current interpretations of the 1940 Act by the staff of the Securities and Exchange Commission, the Fund, as a non-fundamental policy, interprets this limitation not to apply to securities issued by the Federal government, or state and local governments within the U.S., or political subdivisions thereof; but this exception does not apply to securities of foreign governmental entities. If these interpretations change, however, the Fund may modify its practices to conform to such changes.

  The [Special Opportunities,] Diversified Mid Cap Growth and Short-Term [U.S.
                               --------------------------
Government] Bond Portfolios will not purchase any security, including any
            ----
repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not directly marketable, if more than 10% of the assets of the Portfolio, taken at market value, would be invested in such securities.

  For purposes of any restrictions or limitation to which the Fund is subject, no Portfolio, by entering into any futures contract or acquiring or writing any option thereon or on any security or market index, shall be deemed

    (1) to have acquired or invested in any securities of any exchange or clearing corporation for any such instrument or

    (2) to have acquired or invested in any debt obligations or in any stocks comprising indexes on which such instrument is based, but which the Portfolio does not hold directly in its portfolio.

                                                                     APPENDIX C

                         JHVLICO AND JOHN HANCOCK AND
                  INDEPENDENCE INTERNATIONAL ASSOCIATES, INC.

JHVLICO AND JOHN HANCOCK

  JHVLICO, John Hancock Place, Boston, Massachusetts 02117, is a stock life insurance company chartered in 1979 under Massachusetts law. It is a wholly-owned subsidiary of John Hancock, authorized to transact a life insurance and annuities business in 49 states. JHVLICO began selling variable life insurance policies in 1980 and its Accounts owned Fund shares representing 41.71% of the total net assets of the Fund on December 31, 1997.

  John Hancock, John Hancock Place, Boston, Massachusetts 02117, is a mutual life insurance company chartered in Massachusetts in 1862. It is authorized to transact a life insurance and annuity business in all fifty states. John Hancock began selling variable annuity contracts in 1971 and variable life insurance policies in 1993. Its Accounts owned Fund shares representing 58.29% of the total net assets of the Fund on December 31, 1997. John Hancock acts as "principal underwriter" of the Fund's shares pursuant to an Underwriting and Administrative Services Agreement, dated January 17, 1986, to which John Hancock and the Fund are parties. Under the Agreement, John Hancock collects no additional charges or commissions in connection with its duties as principal underwriter.

  John Hancock is managed by its Board of Directors, the members of which are elected by its policyholders. All of the Directors must be policyholders of John Hancock. Two of the Trustees of the Fund, Henry D. Shaw and Thomas J. Lee, are Senior Vice President and Vice President, respectively, of the Fund. The business address of all Directors and Executive Officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

  The following are the Directors and Chief Executive Officer of John Hancock:

Directors and Chief Executive Officer of John Hancock

 NAME                  PRINCIPAL OCCUPATION
 ----                  --------------------
 JOHN F. MAGEE         Chairman, Arthur D. Little, Inc.
                         (industrial research and consulting)
 NELSON F. GIFFORD     Principal, Fleetwing Capital Management
                         (financial services).
 STEPHEN L. BROWN      Chairman of the Board and Chief
                         Executive
                         Officer, John Hancock
 WILLIAM L. BOYAN, JR. Vice Chairman of the Board, John Hancock
 E. JAMES MORTON       Director, formerly Chairman, John
                         Hancock
 C. VINCENT VAPPI      Former President and Chief Executive
                         Officer, Vappi & Company, Inc.
                         (construction).
 DAVID F. D'ALESSANDRO President and Chief Operating
                         Officer, John Hancock
 FOSTER L. ABORN       Vice Chairman of the Board, John Hancock

 NAME                  PRINCIPAL OCCUPATION
 ----                  --------------------
 JOAN T. BOK           Chairman of the Board, New England
                         Electric System (electric utility)
 ROBERT E. FAST        Senior Partner, Hale and Dorr (law firm)
 JOHN M. CONNORS, JR.  Chief Executive Officer and Director,
                         Hill, Holiday, Connors Cosmopulos
                         (advertising agent)
 I. MACALLISTER BOOTH  Retired Chairman of the Board and Chief
                         Executive Officer, Polaroid
                         Corporation
                         (photographic products)
 SAMUEL W. BODMAN      Chairman of the Board and Chief
                         Executive Officer, Cabot Corporation
                         (chemicals)
 LAWRENCE FISH         Chairman, President, and Chief Executive
                         Officer, Citizens Financial Group,
                         Inc. (banking)
 KATHLEEN L. FELDSTEIN President, Economic Studies, Inc.
                         (economic consulting)
 RICHARD F. SYRON      Chairman and Chief Executive Officer,
                         American Stock Exchange
 MICHAEL C. HAWLEY     President & Chief Operating Officer, The
                         Gillette Company (razors, etc.)
 ROBERT J. TARR, JR.   Former President, Chief Executive
                         Officer, Chief Operations Officer,
                         Harcourt General, Inc. (publishers)
 WAYNE A. BUDD         Group President, Bell Atlantic--New
                         England (telecommunications)

INDEPENDENCE INTERNATIONAL ASSOCIATES, INC.

  International is a wholly-owned subsidiary of Independence Investment Associates, Inc., which is, in turn, a wholly-owned subsidiary of John Hancock Subsidiaries, Inc., of which John Hancock is direct parent. International's Board of Directors as follows:

 NAME                PRINCIPAL OCCUPATION
 ----                --------------------
 WILLIAM C. FLETCHER President, Independence Investment
                       Associates, Inc.
 JOSEPH A. TOMLINSON Vice President, Annuity and Special
                       Products Profit Center, John Hancock
 FOSTER L. ABORN     Vice Chairman of the Board, John Hancock
 HENRY D. SHAW       Vice President, Retail Product
                       Management, John Hancock
 MARK C. LAPMAN      Executive Vice President, IIA
 JOHN T. FARADY      Senior Vice President and Treasurer,
                       John Hancock

  The business address for Messrs. Fletcher and Lapman is 53 State Street, Boston, Massachusetts 02109. IIA's address and the business address of its other directors is John Hancock Mutual Life Insurance Company, John Hancock Place, Boston, Massachusetts 02117.

                                                                     APPENDIX D

                    SUMMARY OF CURRENT MANAGEMENT AGREEMENT
                      (INTERNATIONAL EQUITIES PORTFOLIO)

  The current Management Agreement between the Fund and John Hancock relating to the International Equities Portfolio, dated April 12, 1988, as most recently amended effective July 1, 1997, is summarized below. The Management Agreement also relates to the Real Estate Equity Portfolio. For purposes of this summary, these two Portfolios are referred to as the "Subject Portfolios."

  Pursuant to the Management Agreement, John Hancock advises the Subject Portfolios in connection with policy decisions; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Subject Portfolios; maintains records required by the Investment Company Act of 1940; and supervises activities of the Subject Portfolios' sub-investment managers.

  For its investment management and advisory services, John Hancock is paid a fee by the International Equities Portfolio at the following rates, on an annual basis as a percentage of that Portfolio's average daily net assets:
0.60% of the first $250,000,000; 0.55% of the next $250,000,000; and 0.50% of all additional amounts.

  The Management Agreement also provides that for any fiscal year in which the normal operating costs and expenses of either Subject Portfolio, exclusive of its investment advisory fees, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.25% of the Portfolio's average daily net assets, John Hancock will reimburse that Portfolio promptly after the end of the fiscal year in an amount equal to such excess.

  Under the Management Agreement, John Hancock also pays the compensation of Fund officers and employees and the expenses of clerical services relating to the administration of the Fund. The Fund bears all of its expenses not specifically assumed by John Hancock. These include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, advisory fees, the compensation of unaffiliated Trustees, the cost of the Fund's fidelity bond, the cost of printing and distributing to Owners the Fund's annual and semi-annual reports, the cost of printing, distributing to Owners, and tabulating proxy materials, compensation paid for certain accounting, valuation and compliance services, legal fees, securities registration expenses, organizational expenses, association dues and other expenses related to the Fund's operations.

  John Hancock also indemnifies each member of the Board of Trustees against losses by reason of failure (other than through willful misfeasance, bad faith, gross negligence or reckless disregard of duties) to take any action relating to the investment or reinvestment of assets in the Fund, including failure to seek or retain investment advice or management in addition to or in place of that provided by John Hancock or the sub-investment managers.

  Unless modified or terminated, the Management Agreement will continue with respect to the Portfolio from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the Board of Trustees who are not interested persons of JHVLICO, John Hancock, or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of the Portfolio. The Management Agreement also provides that it may, on 60 days' notice, be terminated at any time without penalty by the Board of Trustees, by majority vote of the outstanding voting shares of the Portfolio, or by John Hancock. The Management Agreement automatically terminates in the event of its assignment.

                                                                     APPENDIX E

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

  AGREEMENT made as of the    day of     , 1998, by and among John Hancock
Variable Series Trust I, a Massachusetts business trust (the "Series"), Independence International Associates, Inc., a Massachusetts corporation ("Sub-Manager"), and John Hancock Mutual Life Insurance Company, a Massachusetts corporation ("JHMLICO").

  WHEREAS, the Series is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

  WHEREAS, JHMLICO and Sub-Manager are engaged in the business of rendering investment advice under the Investment Advisers Act of 1940; and

  WHEREAS, the Series is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Series offers shares in several classes, one of which is designated as the International Equity Index Portfolio, (together with all other classes established by the Series, the "Portfolios"), each of which pursues its investment objectives through separate investment policies; and

  WHEREAS, the Series has retained JHMLICO to render investment management services to the Series pursuant to an Investment Management Agreement dated as
of      , 1998 (the "Investment Management Agreement"), pursuant to which it may contract with Sub-Manager as provided for herein;

  NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. APPOINTMENT OF SUB-MANAGER

  (a) Subject Portfolio. Sub-Manager is hereby appointed and Sub-Manager hereby accepts the appointment to act as investment adviser and manager to the International Equity Index Portfolio (the "Subject Portfolio") for the period and on the terms herein set forth, for the compensation herein provided.

  (b) Additional Subject Portfolios. In the event that the Series and JHMLICO desire to retain Sub-Manager to render investment advisory services hereunder for any other Portfolio, they shall so notify Sub-Manager in writing. If it is willing to render such services, Sub-Manager shall notify the Series in writing, whereupon such Portfolio shall become a Subject Portfolio hereunder.

  (c) Independent Contractor. Sub-Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Series.

2. PROVISION OF INVESTMENT MANAGEMENT SERVICES.

  Sub-Manager will provide for the Subject Portfolio a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Portfolio, as furnished to Sub-Manager by JHMLICO in writing from time to time. Sub-Manager will manage the investment and reinvestment of the assets in the Subject Portfolio, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Board of Trustees of the Series, JHMLICO and, as in effect from time to time, the provisions of the Series' Declaration of Trust, Bylaws, prospectus, statement of additional information (all as furnished to Sub-Manager by JHMLICO in writing from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions, all as delivered to Sub-Manager in writing by JHMLICO or the Series from time to time).

  Sub-Manager will have investment discretion with respect to the Subject Portfolio and will, at its own expense:

    (a) upon request, advise the Series in connection with investment decisions to be made by its Board of Trustees or any committee thereof regarding the Subject Portfolio and furnish the Series with research, economic and statistical data in connection with said Portfolio's investments and investment policies;

    (b) submit such reports relating to the valuation of the Subject Portfolio's securities as the Series' Board of Trustees may reasonably request;

    (c) place orders for purchases and sales of portfolio investments for the Subject Portfolio;

    (d) maintain and preserve the records relating to its activities hereunder, including those records required by the 1940 Act to be maintained by it and preserved by the Series, to the extent not maintained by the Series' custodian, transfer agent or JHMLICO; and

    (e) subject to its receipt of all necessary voting materials, in its discretion, as it deems advisable in the best interests of the Subject Portfolio, vote any or all proxies with respect to investments of the Subject Portfolio in accordance with Sub-Manager's proxy voting policy as most recently provided to JHMLICO.

  The Series and JHMLICO will provide timely information to the Sub-Manager regarding such matters as purchases and redemptions of shares in the Subject Portfolio and the cash requirements of, and cash available for investment in, the Portfolio, and all information as may be reasonably necessary or appropriate in order for the Sub-Manager to perform its responsibilities hereunder. On its own initiative, the Sub-Manager will apprise JHMLICO and the Series of important developments materially affecting the Subject Portfolio and will furnish JHMLICO and the Series' Board of Trustees from time to time such information as is appropriate for this purpose.

3. ALLOCATION OF EXPENSES.

  Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Series specifically agrees to assume the expense of:

    (i) brokerage commissions for transactions in the portfolio investments of the Series and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

    (ii) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Series to federal, state or other governmental agencies; and

    (iii) interest payable on the Series' borrowings.

  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Series and JHMLICO in the Investment Management Agreement or any other agreement to which they are parties.

4. SUB-ADVISORY FEES.

  For all of the services rendered as herein provided, JHMLICO shall pay to the Sub-Manager a fee (for payment of which the Series shall have no obligation or liability), with respect to the Subject Portfolio, at an effective annual rate of 0.125% on the first $100 million of the Current Net Assets of such Portfolio, 0.10% on the next $100 million of the Current Net Assets of such Portfolio, and 0.06% on all Current Net Assets in excess of $200 million. The fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Portfolio during any calendar month, the fee with respect to such Portfolio accrued to termination shall be paid.

  "Current Net Assets" of the Portfolio for purposes of computing the amount of advisory fee accrued for any day shall mean the Portfolio's net assets as of the most recent preceding day for which the Portfolio's net assets were computed.

5. PORTFOLIO TRANSACTIONS.

  In connection with the investment and reinvestment of the assets of the Subject Portfolio, the Sub-Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. The Sub-Manager shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Portfolio and its shareholders, the Sub-Manager shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Portfolio or to the Sub Manager, and who charge a higher commission rate to the Subject Portfolio than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The Sub-Manager shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

  The fees payable to the Sub-Manager by JHMLICO hereunder shall be reduced by any tender offer solicitation fees or similar payments received by the Sub-Manager, in connection with the tender of investments of any Portfolio (less direct expenses incurred by the Sub-Manager in connection with obtaining such fees or payments).

6. INFORMATION, RECORDS, AND CONFIDENTIALITY.

  The Series shall own and control all records maintained hereunder by the Sub-Manager on the Series' behalf and, in the event of termination of this Agreement with respect to any Portfolio for any reason, all records (or true and complete copies thereof) relating to that Portfolio shall be promptly returned to the Series, free from any claim or retention of rights by the Sub-Manager. The Sub-Manager also agrees, upon request of the Series, promptly to surrender such books and records or, at its expense, copies thereof, to the Series or make such books and records available for inspection by representatives of regulatory authorities or other persons reasonably designated by the Series. The Sub-Manager further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to, Rules 31a-1 and 31a-2 and to supply all information in its possession or reasonably available to it, requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with.

  The Sub-Manager shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only (i) to Independence Investment Associates, Inc., John Hancock Assets Management, Inc. and John Hancock Subsidiaries, Inc., (ii) if the Series or JHMLICO has authorized such disclosure, or (iii) if such disclosure is expressly required by applicable federal or state regulatory authorities or court proceedings.

  The Sub-Manager shall supply the Board of Trustees and officers of the Series and JHMLICO with all statistical information regarding investments which is reasonably required by them and reasonably available to it.

7. LIABILITY.

  No provision of this Agreement shall be deemed to protect the Sub-Manager or JHMLICO against any liability to the Series or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement, as applicable. Nor shall any provision hereof be deemed to protect any trustee or officer of the Series against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance his duties or the reckless disregard of his obligations and duties.

8. DURATION AND TERMINATION OF THIS AGREEMENT.

  (a) Duration. This Agreement shall become effective with respect to the International Equity Index Portfolio on the date hereof and, with respect to any additional Subject Portfolio, on the date of receipt by the Series of notice from the Sub-Manager in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Portfolio. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Subject Portfolio and, with respect to each additional Subject Portfolio, until two years following the date on which such Portfolio becomes a Subject Portfolio hereunder, and shall continue in full force and effect thereafter with respect to each Subject Portfolio so long as such continuance with respect to any such Portfolio is approved at least annually (a) by either the Board of Trustees of the Series or by vote of a majority of the outstanding voting shares of such Portfolio, and (b) in either event by the vote of a majority of the trustees of the Series who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Portfolio shall be effective to continue this Agreement with respect to any such Portfolio notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

  (b) Termination. This Agreement may be terminated with respect to any Subject Portfolio at any time, without payment of any penalty, by vote of the trustees of the Series, by vote of a majority of the outstanding shares of such Portfolio, by the Sub-Manager on at least sixty days' written notice to the Series and JHMLICO, or by JHMLICO on at least sixty days' written notice to the Series and the Sub-Manager. Transactions already entered into by the Sub-Manager but not yet settled at the time of any such termination shall settle for the account of the Series.

  (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment or if the Investment Management Agreement is terminated.

9. SERVICES NOT EXCLUSIVE.

  The services of the Sub-Manager to the Series are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Manager and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

  Nothing in this Agreement shall limit or restrict the Sub-Manager or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own accounts; provided, however, that no such person shall purchase securities from or sell securities to the Subject Portfolio except as permitted under applicable laws and regulations, including without limitation the 1940 Act and the Investment Advisers Act of 1940, and the rules and regulations thereunder. The Series acknowledges that the Sub-Manager and its officers, affiliates and employees, and its and their other clients, may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of under this Agreement. The Sub-Manager shall have no obligation to acquire for the Subject Portfolio a position in any investment which the Sub-Manager, its officers, affiliates or employees may acquire for their own accounts or for the accounts of another client, if in the sole discretion of the Sub-Manager it is not feasible or desirable to do so.

10. AVOIDANCE OF INCONSISTENT POSITION.

  In connection with the purchase and sale of portfolio securities of the Subject Portfolio, the Sub-Manager and its directors, officers and employees will not act as principal or agent or receive any commission. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Portfolio with those for other accounts managed by the Sub-Manager or its affiliates, if orders are allocated in a manner deemed equitable by Sub-Manager among the accounts and at a price approximately averaged.

11. AMENDMENT.

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by a duly authorized officer of the party or parties intending to be bound thereby. No amendment of this Agreement shall be effective with respect to any Portfolio until approved specifically by (a) the Board of Trustees of the Series, or by vote of a majority of the outstanding shares of that Portfolio, and (b) by vote of a majority of those Trustees of the Series who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12. LIMITATION OF LIABILITY.

  It is expressly agreed that the obligations of the Series hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Series personally, but only bind the trust property of the Series, as provided in the Series' Declaration of Trust.

13. GOVERNING LAW.

  This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

14. NOTICES.

  Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

Sub-Manager:
                            Independence International Associates, Inc.
                            53 State Street
                            Boston, MA 02109
                            Attention:
                            Fax #: 617-

JHMLICO:
                            John Hancock Mutual Life Insurance Company
                            200 Clarendon Street
                            P.O. Box 111
                            Boston, MA 02117
                            Attention: Raymond F. Skiba
                            Fax #: 617-572-4953

Series:                     John Hancock Variable Series Trust I
                            200 Clarendon Street
                            P.O. Box 111
                            Boston, MA 02117
                            Attention: Raymond F. Skiba
                            Fax #: 617-572-4953

15. ASSIGNMENT.

  This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

                                          John Hancock Variable Series Trust I

Attest:

_____________________________________     By: _________________________________
                                                         Title:

                                          John Hancock Mutual Life Insurance
                                            Company

Attest:

_____________________________________     By: _________________________________
                                                         Title:

                                          Independence International
                                            Associates, Inc.

Attest:

_____________________________________     By: _________________________________
                                                         Title:

                                                                   FRONT OF CARD

                                 JOHN HANCOCK
                            VARIABLE SERIES TRUST I

                           VOTING INSTRUCTIONS FORM

                    PLEASE SIGN, DATE AND RETURN ALL VOTING
            INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID
                                   ENVELOPE.


                       Please detach card at perforation
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            THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES
          SPECIAL MEETING OF SHAREHOLDERS - APRIL 27, 1998 - 11:00 AM
                             197 CLARENDON STREET
                             BOSTON, MASSACHUSETTS


     A Special Meeting of Shareholders of the Managed, Special Opportunities, Short-Term U.S. Government, and International Equities Portoflios of the John Hancock Variable Series Trust I (the "Fund") will be held at the office of John Hancock Variable Life Insurance Company, 197 Clarendon Street, Boston, Massachusetts (telephone 1-800-732-5543), at 11:00 a.m., on Monday April 27, 1998. By signing and dating below, you instruct the persons named below to, and they will, vote each applicable proposal on the reverse side as marked or, if not marked, to vote "FOR' each applicable proposal on the reverse side, and please complete, detach and mail this form in the enclosed envelope at once.

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH THE POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS AND AT ANY ADJOURNMENT THEREOF.



                                    DATE: _____________________________


                                    Please be sure to sign and date this Proxy.



                                    -------------------------------------
                                        Signature(s) of Shareholder(s)

                                                                    BACK OF CARD


                 Please datach at perforation before mailing.

A SPECIAL MEETING OF SHAREHOLDERS OF THE MANAGED, SPECIAL OPPORTUNITIES, SHORT-TERM U.S. GOVERNMENT, AND INTERNATIONAL EQUITIES PORTFOLIOS OF THE JOHN HANCOCK VARIABLE SERIES TRUST I (THE "FUND") WILL BE HELD AT THE OFFICE OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY, 197 CLARENDON STREET, BOSTON, MASSACHUSETTS (TELEPHONE 1-800-732-5543), AT 11:00 A.M. ON MONDAY, APRIL 27, 1998, FOR THE FOLLOWING PURPOSES:

Please vote by filling in the appropriate         FOR    AGAINST    ABSTAIN
box(es) below.

1. (FOR THE MANAGED PORTFOLIO ONLY)               [_]      [_]        [_]     1.
   APPROVAL OF CHANGES IN CERTAIN INVESTMENT
   POLICIES AND RESTRICTIONS OF THE PORTFOLIO

2. (FOR THE SPECIAL OPPORTUNITIES PORTFOLIO       [_]      [_]        [_]     2.
   ONLY)
   APPROVAL OF CHANGES IN THE INVESTMENT
   PROGRAM OF THE PORTFOLIO

3. (FOR THE SHORT-TERM U.S. GOVERNMENT            [_]      [_]        [_]     3.
   PORTFOLIO ONLY)
   APPROVAL OF CHANGES IN THE INVESTMENT
   PROGRAM OF THE PORTFOLIO

4. (FOR THE INTERNATIONAL EQUITIES                [_]      [_]        [_]     4.
   PORTFOLIO ONLY)
   APPROVAL OF CHANGES IN THE INVESTMENT
   PROGRAM OF THE PORTFOLIO AND OF RELATED
   CHANGES TO THE PORTFOLIO'S INVESTMENT
   MANAGEMENT AND SUB-INVESTMENT
   MANAGEMENT AGREEMENTS.

5. (FOR THE MANAGED, SPECIAL OPPORTUNITIES        [_]      [_]        [_]     5.
   SHORT-TERM U.S. GOVERNMENT, AND
   INTERNATIONAL EQUITIES PORTFOLIOS ONLY)
   APPROVAL TO MAKE NON-FUNDAMENTAL THE
   INVESTMENT OBJECTIVES AND POLICIES OF
   THE PORTFOLIO.